UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On November 14, 2007, the Federal Home Loan Bank of Chicago (the "Bank") announced that William W. Sennholz, President & Chief Executive Officer, Marshfield Savings Bank, Marshfield, Wisconsin, was newly elected to the Bank's Board of Directors ("Board) for a three-year term commencing January 1, 2008. The Board committees on which Director-Elect Sennholz will be named to serve for 2008 have not yet been determined as of the date of this filing.

The election of Director-Elect Sennholz took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related regulations of the Federal Housing Finance Board ("FHFB").

Pursuant to the Bank Act and FHFB regulations, the Bank's elective directors are required to be an officer or director of a member of the Bank. The Bank is a cooperative, and most of the Bank's business is conducted with its members. In the normal course of business, the Bank extends credit to members whose officers or directors may serve as directors of the Bank on market terms that are no more favorable to them than the terms of comparable transactions with other members. For further discussion, see "Related Persons and Related Transactions" on page 94 of the Bank's 2006 Form 10-K.

For the Bank's announcement of directors-elect from the state of Illinois, see our 8-K filing dated September 14, 2007.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank's letter to members mailed November 14, 2007, regarding the results of the election. Also attached as Exhibit 99.2 is a copy of a press release, dated November 14, 2007, announcing the Bank's election results. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Letter to Members from the Bank's General Counsel and Corporate Secretary
99.2	Press release announcing the election results

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: November 14, 2007	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary